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                                ROSS H. MANDELL
                         C/O SKY CAPITAL HOLDINGS, LTD.
                                110 WALL STREET
                           NEW YORK, NEW YORK, 10005

December 20, 2001

The Thornwater Company, L.P.
99 Wall Street
New York, New York 10005

ATTN: Robert Grabowski

RE: Consulting Agreement dated January 29, 2001 ("Consulting Agreement")

Gentlemen:

    Reference is made to the Consulting Agreement. By your signature below it is agreed that the Consulting Agreement is terminated effective with the close of business, New York local time on December 31, 2001, on and subject to the terms and conditions of this letter.

    Except as expressly set forth in Paragraph 5 of the Consulting Agreement, subsequent to the termination neither party will have any further obligations or liabilities to the other pursuant to the Consulting Agreement. Any and all obligations and liabilities of the parties under the Consulting Agreement which arose or accrued prior to the effective date of the termination shall be unaffected by the termination.

                                          Very truly yours,

                                          Ross H. Mandell
                                          Ross H. Mandell

Agreed and accepted:
The Thornwater Company, L.P.

By: Robert Grabowski
    ----------------------------------
    Robert Grabowski, an authorized
    Signatory of the General Partner